UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2009

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.

1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

1-1910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210

MARYLAND

(State of Incorporation of both registrants)

100 CONSTELLATION WAY, BALTIMORE, MARYLAND	21202
(Address of principal executive offices)	(Zip Code)

410-470-2800

(Registrants’ telephone number, including area code)

NOT APPLICABLE

(Former name, former address

and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition

Pursuant to the requirements of Item 2.02 of Form 8-K, the registrants are furnishing (and not filing) on Form 8-K the press release attached hereto as Exhibit No. 99.

ITEM 8.01.  Other Events

The 2009 annual meeting of shareholders of Constellation Energy Group, Inc. will be held on May 29, 2009.  Shareholders of record on March 27, 2009 will be eligible to vote at the annual meeting.

ITEM 9.01.  Financial Statements and Exhibits

(d)	Exhibit No. 99	Press Release of Constellation Energy Group, Inc. issued on February 18, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date:	February 17, 2009	/s/ Jonathan W. Thayer
Jonathan W. Thayer, Senior Vice President of Constellation Energy Group, Inc. and Principal Financial Officer

BALTIMORE GAS AND ELECTRIC COMPANY
(Registrant)

Date:	February 17, 2009	/s/ Kevin W. Hadlock
Kevin W. Hadlock, Senior Vice President of Baltimore Gas and Electric Company, and Principal Financial Officer

EXHIBIT INDEX

Exhibit No. 99	Press Release of Constellation Energy Group, Inc. issued on February 18, 2009.